UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
July 31, 2007
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50989 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.6
EXHIBIT 4.7
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
On August 1, 2007, Local.com Corporation (the “Registrant”) issued 2,356,900 shares of its common stock, par value $0.00001 per share, for an aggregate purchase price of $12,962,950 to institutional investors in a private placement transaction pursuant to a Securities Purchase Agreement, dated as of July 31, 2007 (the “Securities Purchase Agreement”). In connection with the sale of the common stock, the Registrant also issued the investors warrants to purchase up to 471,380 shares of the Registrant’s common stock at an exercise price of $7.89 per share exercisable beginning February 1, 2008 and for a period of five years thereafter; and warrants to purchase up to 471,380 shares of the Registrant’s common stock at an exercise price of $9.26 per share exercisable beginning February 1, 2008 and for a period of six years thereafter. In connection with the transaction described herein, the Registrant also entered into a Registration Rights Agreement which obligates the Registrant to register the resale of the shares of common stock sold in the private placement and the shares of common stock issuable upon exercise of the warrants under the Securities Act of 1933, as amended.
In connection with the transaction, GunnAllen Financial Inc. (“GunnAllen”) acted as the Registrant’s placement agent. For payment for these services, the Registrant will pay GunnAllen fees of $827,777 in cash, of which $250,000 will be paid to Norman K. Farra Jr., a director of the Registrant and an employee of GunnAllen. In addition, the Registrant will issue GunnAllen warrants to purchase up to 46,063 shares of the Registrant’s common stock at $7.89 per share and warrants to purchase up to 46,063 shares of the Registrant’s common stock at $9.26 per share. In addition, the Registrant will issue Norman K. Farra Jr. warrants to purchase 19,930 shares of the Registrant’s common stock at $7.89 per share and warrants to purchase 19,930 shares of the Registrant’s common stock at $9.26 per share.
The foregoing description of the Securities Purchase Agreement and the warrants is qualified in its entirety by reference to the Securities Purchase Agreement attached as Exhibit 4.1, and is incorporated herein by reference.
On August 1, 2007, the Registrant issued a press release announcing the execution of the Securities Purchase Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
On February 22, 2007, Local.com Corporation (the “Registrant”) entered into a Purchase Agreement (“Convertible Note Agreement”) with Hearst Interactive Media, a division of Hearst Corporation (“Hearst”) and Greenway Capital (“Greenway”) (collectively the “Investors”) whereby the Registrant issued $8.0 million of senior secured convertible notes (“Notes”) for gross proceeds of $8.0 million. The Notes bore interest at a rate of 9% per annum for a term of two years and were convertible into 1,990,050 shares of the Registrant’s common stock at a conversion price of $4.02 per share. In connection with the sale of the Notes, the Registrant also issued to the Investors warrants to purchase up to 796,020 shares of the Registrant’s common stock at an exercise price of $4.82 (“Series A Warrants”) and warrants to purchase up to 796,020 shares of the Registrant’s common stock at an exercise price of $5.63 (“Series B Warrants”).
On March 29, 2007, the Registrant entered into Amendment No. 1 to the Convertible Note Agreement by and among the Registrant and the Investors whereby the exercise date of the warrants issued to the Investors was amended to be the six month anniversary of the closing date (February 23, 2007) of the Convertible Note Agreement.
On July 31, 2007, the Registrant entered into a Consent to Equity Sales agreements with the Investors whereby the Investors waived the application of Section 7.9 of the Convertible Note Agreement which prohibits the Registrant from selling securities under certain circumstances and the Strategic Investor waived their Right of First Refusal pursuant to Section 7.12 of the Convertible Note Agreement with respect to any equity transaction that occurs during the 90 day period following July 9, 2007. In addition, the Registrant agreed to amend the warrants issued to the Investors so that the exercise price of the Series A Warrant is decreased to $4.32 per share and the exercise price per share of the Series B Warrant is decreased to $5.13 per share.

Item 3.02 Unregistered Sales of Equity Securities.
The first four paragraphs of Item 1.01 are incorporated herein by reference.
Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were institutional, accredited investors and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.
Item 9.01 Financial Statements and Exhibits.
4.1	Securities Purchase Agreement dated July 31, 2007 by and among the Registrant and the investors listed on the Schedule of Buyers attached to the Securities Purchase Agreement.

4.2	Registration Rights Agreement dated July 31, 2007 by and among the Registrant and the investors listed on the Schedule of Buyers attached to the Securities Purchase Agreement filed as Exhibit 4.1 hereto.

4.3	Form of Series [A] [B] Warrant.

4.4*	Purchase Agreement dated February 22, 2007 by and among the Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.

4.5**	Amendment No. 1 to Purchase Agreement dated March 29, 2007 by and among Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.

4.6	Consent to Equity Sales dated July 31, 2007 made and delivered by SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P., SRB Greenway Offshore Operating Fund, L.P. to and for the benefit of the Registrant.

4.7	Consent to Equity Sales dated July 31, 2007 made and delivered by Hearst Communications, Inc. to and for the benefit of the Registrant.

99.1	Press Release of Local.com Corporation dated August 1, 2007.
* - Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 26, 2007.
** - Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 4, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: August 1, 2007	By:	/s/ Douglas S. Norman
Douglas S. Norman
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
4.1	Securities Purchase Agreement dated July 31, 2007 by and among the Registrant and the investors listed on the Schedule of Buyers attached to the Securities Purchase Agreement.
4.2	Registration Rights Agreement dated July 31, 2007 by and among the Registrant and the investors listed on the Schedule of Buyers attached to the Securities Purchase Agreement filed as Exhibit 4.1 hereto.
4.3	Form of Series [A] [B] Warrant.
4.4*	Purchase Agreement dated February 22, 2007 by and among the Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.
4.5**	Amendment No. 1 to Purchase Agreement dated March 29, 2007 by and among Registrant, Hearst Communication Inc., SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P. and SRB Greenway Offshore Operating Fund, L.P.
4.6	Consent to Equity Sales dated July 31, 2007 made and delivered by SRB Greenway Capital, L.P., SRB Greenway Capital (QP), L.P., SRB Greenway Offshore Operating Fund, L.P. to and for the benefit of the Registrant.
4.7	Consent to Equity Sales dated July 31, 2007 made and delivered by Hearst Communications, Inc. to and for the benefit of the Registrant.
99.1	Press Release of Local.com Corporation dated August 1, 2007.
* - Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 26, 2007.
** - Incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 4, 2007.